SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 26, 2004

(Date of earliest event reported)

HILB ROGAL & HOBBS COMPANY

(Exact Name of Registrant as Specified in its Charter)

Virginia (State or Other Jurisdiction of Incorporation)	0-15981 (Commission File Number)	54-1194795 (IRS Employer Identification No.)

4951 Lake Brook Drive, Suite 500 Glen Allen, Virginia (Address of Principal Executive Offices)	23060 (Zip Code)

Registrant’s telephone number, including area code:

(804) 747-6500

Item 2.02.

Results of Operations and Financial Condition

The Registrant issued a press release on October 26, 2004 reporting its financial results for the quarter and nine months ended September 30, 2004. The press release is attached as Exhibit 99.1 and is incorporated by reference into this Item 2.02.

Item 9.01

Financial Statements and Exhibits.

(a)

Exhibits.  The following exhibit is being furnished pursuant to Item 2.02 above.

Exhibit No.

Description

99.1

Press Release dated October 26, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILB ROGAL & HOBBS COMPANY

(Registrant)

Date:  October 26, 2004

By: /s/ Carolyn Jones

Carolyn Jones

Senior Vice President, Chief Financial Officer

   and Treasurer

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